                                                                EXHIBIT 10.12(e)
                        HEALTHPLAN SERVICES CORPORATION

                SECOND AMENDMENT AND LIMITED WAIVER AND CONSENT

          THIS SECOND AMENDMENT AND LIMITED WAIVER AND CONSENT to the Credit Agreement referred to below (this "Amendment"), is dated as of the 16th day of April, 2001, by and among HEALTHPLAN SERVICES CORPORATION, a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001 (the "First Amendment") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

                                R E C I T A L S
                                ---------------

          WHEREAS, the Borrower has informed the Administrative Agent and Lenders that it proposes to form a Wholly-Owned Subsidiary under the name "PlanVista Corporation" for the sole purpose of merging into the Borrower in a transaction in which the Borrower will be the surviving corporation under the name PlanVista Corporation (the "Proposed Transaction").

          WHEREAS, the Borrower has informed the Administrative Agent and Lenders that (i) for administrative reasons, the Borrower intends to cancel all of the remaining intercompany debt of the Borrower and its Subsidiaries consisting of (a) $3,481,000 of the remaining debt owing by American Benefit Plan Administrators, Inc. ("ABPA") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by HPSI in favor of the Borrower in the aggregate principal amount of $16,245,000 (as amended by the Allonge thereto dated June 8, 2000, the "ABPA Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower and $12,764,000 of which has already been cancelled (the "Remaining ABPA Debt Cancellation"), (b) all of the debt owing by Montgomery Management Corporation ("Montgomery") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by Montgomery in favor of the HPSI in the aggregate principal amount of $5,094,000 (as amended by the Allonge thereto dated June 8, 2000, the "Montgomery Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower (the "Montgomery Debt Cancellation"), (c) all of the debt owing by ProHealth, Inc. ("ProHealth") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by ProHealth in favor of the HPSI in the aggregate principal amount of $994,000 (as amended by the Allonge thereto dated June 8, 2000, the "ProHealth Promissory Note"), which debt was transferred by HPSI and is currently owing to the Borrower (the "ProHealth Debt Cancellation") and (d) all of the debt owing by Southern Nevada Administrators, Inc. ("Southern Nevada") to HPSI pursuant to that certain Promissory Note dated January 20, 2000 made by Southern Nevada in favor of the HPSI in the aggregate principal amount of $1,244,000 (as amended by the Allonge thereto dated June 8, 2000, the "Southern Nevada Promissory Note"; and together with the ABPA Promissory Note, the Montgomery Promissory Note and the ProHealth Promissory Note, the "Subject Notes"), which debt was transferred by HPSI and is currently owing to the Borrower (the "Southern Nevada Debt Cancellation"; and, together with the Remaining ABPA Debt Cancellation, the Montgomery Debt Cancellation, the ProHealth Debt Cancellation and the Southern Nevada Debt Cancellation, the "Subject Debt Cancellation"), and (ii) the Borrower will treat the Subject Debt Cancellation as a capital contribution to HPSI equal to the aggregate amount of such cancelled debt and for which no additional capital stock will be issued to the Borrower by HPSI;

          WHEREAS, pursuant to the Security and Pledge Agreement, the Borrower and HPSI granted to the Secured Party a security interest in all of its right, title and interest in and to, among other things, each of the Subject Notes;

          WHEREAS, the Borrower has requested that the Administrative Agent and Required Lenders to (i) waive the restrictions contained in Sections 10.4 and
10.15 of the Credit Agreement to permit the Proposed Transaction and (ii) consent to the delivery of the Subject Notes for the purpose of the Subject Debt Cancellation; and

          WHEREAS, the Administrative Agent and Required Lenders have agreed to make certain amendments and waive certain requirements of the Credit Agreement and consent to the delivery of the Subject Notes, but only on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree pursuant to Section 13.12 of the Credit Agreement as follows:

                                  SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

          On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, the Administrative Agent and Required Lenders hereby agree as follows:

     A.     Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is
            ------------------------
hereby amended by deleting the definitions of "Borrowing Base," "Borrowing Base Certificate," and "Eligible Accounts Receivable" appearing therein in their entirety.

     B.     Amendment to Section 2.3(b).  Section 2.3(b) of the Credit Agreement
            ---------------------------
is hereby amended by deleting clauses (iii)(G) and (iii) (H) thereto in its entirety and substituting the following language therefor:

               "(G) Reserved.

               (H)  Reserved.".

     C.     Amendment to Section 5.2(g).  Section 5.2(g) of the Credit Agreement
            ---------------------------
is hereby deleted in its entirety and the following new language substituted therefor:

               "(g) Reserved.".

     D.     Amendment to Exhibit E.  Exhibit E of the Credit Agreement is hereby
            ----------------------
deleted in its entirety and the following new language substituted therefor:

               "Exhibit E.  Reserved.".

                                  SECTION 2.
  LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT; CONDITIONS TO AMENDMENT

     A.     Proposed Transaction.  On the basis of the representations and
            --------------------
warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Required Lenders hereby agree to waive compliance with Sections 10.4 and 10.15 of the Credit Agreement solely to the extent necessary permit the Proposed Transaction; provided, that
                                                      --------
concurrently with the consummation of the Proposed Transaction the Borrower shall deliver to the Administrative Agent (i) UCC financing statements duly executed by PlanVista Corporation with respect to all personal and mixed property Collateral of the Borrower, for filing in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Security Documents, (ii) UCC-3 amendments duly executed by the Borrower with respect to all UCC financing statements previously filed in such jurisdictions as the Administrative Agent deemed necessary or desirable to perfect the security interests created in such Collateral pursuant to the Security Documents and
(iii) such other documents or instruments as the Administrative Agent may reasonably require.

     B.     Delivery of the Subject Notes.  On the basis of the representations
            -----------------------------
and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Required Lenders hereby consent to the delivery of the Subject Notes by the Secured Party to the Borrower solely for the purpose of the Subject Debt Cancellation; provided, that concurrently with
                                              --------
the Subject Debt Cancellation the Borrower shall deliver to the Administrative Agent duly executed originals of an Officer's Certificate dated as of the date of the Subject Debt Cancellation (the "Debt Cancellation Date"), in form and substance satisfactory to the Administrative Agent, certifying that the representations and warranties of the Credit Parties contained in Section 6.1(t) are true, correct and complete in all material respects as of the Debt Cancellation Date and attached thereto is a true, correct and complete copy of Schedule 6.1(t) to the Credit Agreement as of the Debt Cancellation Date.

     C.     HealthAxis Asset Sale; Delivery of Irrevocable Stock Powers. With
            -----------------------------------------------------------
respect to the HealthAxis Asset Sale (as such term is defined in the First Amendment), the Required Lenders hereby consent to the return by the Administrative Agent to the Borrower of any Irrevocable Stock Power executed by the Borrower and previously delivered to the Administrative Agent in respect of the Health Axis Securities Collateral (as such term is defined in the First Amendment) only upon consummation of the HealthAxis Asset Sale in accordance with each of the terms set forth in Section 2A of the First Amendment.

                                  SECTION 3.
                             LIMITATION OF WAIVER

          Except as expressly provided in this Amendment, the Credit Agreement, the Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section 13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 10.4 and 10.15 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed to:

          (a) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 10.4 and 10.15 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document;

          (b) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents;

          (c) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

          (d) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                  SECTION 4.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A.  Authorization; Binding Obligations.  Each Credit Party has all
              ----------------------------------
requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Second Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B.  Incorporation of Representations.  Each representation and
              --------------------------------
warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C.  Absence of Defaults.  No event has occurred and is continuing or
              -------------------
would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

          D.  Financial Projections.  All financial projections concerning the
              ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E.  Performance.  Except as otherwise waived by this Amendment, the
              -----------
Borrower has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                   SECTION 5.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          The Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represent and warrant that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                   SECTION 6.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") only upon receipt of the following by the Administrative Agent of (i) counterparts hereof duly executed by each Credit Party and the Required Lenders and written or telephonic notification of such execution and authorization of delivery thereof and (ii) such other documents as the Administrative Agent may reasonably request; provided, however, that,
                                                 --------  -------
notwithstanding the foregoing, the amendments set forth in Section 1 of this Amendment shall become effective as of the Second Amendment Effective Date only upon the effectiveness of the First Amendment.

                                  SECTION 7.
                                 MISCELLANEOUS

          A.  Effect of Amendment.  Except as specifically provided herein, this
              -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

          B.  Fees and Expenses.  The Borrower acknowledges that all costs, fees
              -----------------
and expenses as described in Section 13.2 of the Credit Agreement incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, shall be for the account of the Borrower.

          C.  Headings.  Section and subsection headings in this Amendment are
              --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.  Applicable Law.  THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS
              --------------
AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E.  Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent

                              By: /s/ Matthew Berk
                                  -----------------------------------
                                  Name:   Matthew Berk
                                  Title:  Authorized Officer



                              CREDIT LYONNAIS, NEW YORK BRANCH,
                              as a Lender

                              By: /s/ John Charles Van Essche
                                  -----------------------------------
                                  Name:   John Charles Van Essche
                                  Title:  Vice President


                              SUNTRUST BANK, as a Lender

                              By: /s/ Samuel M. Ballesteros
                                  -----------------------------------
                                  Name:   Samuel M. Ballesteros
                                  Title:  Director


                              FLEET NATIONAL BANK, as a Lender

                              By: /s/ Fred P. Lucy, II
                                  -----------------------------------
                                  Name:   Fred P. Lucy, II
                                  Title:  Vice President


                              SOUTHTRUST BANK, as a Lender

                              By: /s/ B. E. Dishman
                                  -----------------------------------
                                  Name:   B. E. Dishman
                                  Title:  Group Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a
                              Lender

                              By: /s/ James S. Cunningham     /s/ John McMahan
                                  ----------------------------------------------
                                  Name:  James S. Cunningham      John McMahan
                                  Title: Managing Director        Vice President
                                         Chief Risk Officer


                              BANK OF AMERICA, N.A., as a Lender

                              By: /s/ Joseph M. Martens
                                  --------------------------------------
                                  Name:   Joseph M. Martens
                                  Title:  Senior Vice President


                              AMSOUTH BANK, as a Lender

                              By: /s/ William R. Hoog
                                  --------------------------------------
                                  Name:   William R. Hoog
                                  Title:  Vice president


                              HIBERNIA NATIONAL BANK, as a Lender

                              By: /s/ Tammy Angelety
                                  --------------------------------------
                                  Name:   Tammy Angelety
                                  Title:  Vice President


                              FIFTH THIRD BANK, CENTRAL OHIO, as a
                              Lender


                              By: /s/ Mark Ransom
                                  --------------------------------------
                                  Name:   Mark Ransom
                                  Title:  Vice President

                              BORROWER:

                              HEALTHPLAN SERVICES CORPORATION, as Borrower

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  President & Chief Executive Officer


                              OTHER CREDIT PARTIES:


                              HEALTHPLAN SERVICES, INC.

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  President



                              PLANVISTA SOLUTIONS, INC. (f/k/a
                              NATIONAL PREFERRED PROVIDER
                              NETWORK, INC.)


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Secretary and Treasurer



                              NATIONAL NETWORK SERVICES, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Secretary and Treasurer

                              QUALITY MEDICAL ADMINISTRATORS, INC.



                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Secretary and Treasurer


                              AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Executive Vice President & Secretary


                              HPS OF DELAWARE LLC (f/k/a CENTRA
                              HEALTHPLAN LLC)

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  President


                              HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                              BENEFIT SERVICES, INC.)


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  President


                              GROUP BENEFIT ADMINISTRATORS
                              INSURANCE AGENCY, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Clerk

                              HEALTHPLAN SERVICES INSURANCE AGENCY, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Clerk


                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY OF ILLINOIS, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Secretary and Treasurer


                              MONTGOMERY MANAGEMENT
                              CORPORATION

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------
                                  Name:   Phillip S. Dingle
                                  Title:  Secretary and Treasurer


                              PROHEALTH, INC.


                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: President


                              HPS OF MISSOURI, INC. (f/k/a REH
                              AGENCY OF MISSOURI, INC.)



                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Secretary and Treasurer

                              SOUTHERN NEVADA ADMINISTRATORS, INC.



                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: President

                                                                       EXECUTION

                          LIMITED WAIVER AND CONSENT

                          Dated as of April 30, 2001


HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida 33607
Attention: Phillip S. Dingle, President & Chief Operating Officer

Ladies and Gentlemen:

          Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001 (the "First Amendment"), the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001 (the "Second Amendment") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          The Borrower has informed the Administrative Agent and Lenders that certain directors of the Borrower have proposed to make subordinated loans to the Borrower (each a "Director Loan" and collectively, the "Director Loans") in the aggregate amount of $1,000,000, in each case pursuant to a subordinated promissory note (each a "Subordinated Note" and collectively, the "Subordinated Notes"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 10.1 and 10.9 of the Credit Agreement to the extent necessary to permit the Director Loans.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 10.1 and 10.9 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Director Loans pursuant to the terms of the Subordinated Notes; provided that (i) the Director Loans shall be made in an
                    --------
amount not less than $750,000 in the aggregate and (ii) the proceeds of any Director Loans shall be applied solely to pay amounts due to The New England Life Insurance Company; provided further that concurrently with the consummation
                        --------
of the Director Loans, the

Administrative Agent shall have received a subordination agreement in form and substance acceptable to the Administrative Agent duly executed by each director making a Director Loan and the Borrower.

          Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Director Loans have not been consummated on or before June 15, 2001.

          Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 10.1 and 10.9 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 10.1 or 10.9 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

          Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing, (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and (iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Consent shall become effective as of the date hereof (the "Limited Waiver Effective Date") upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) receipt by the Administrative Agent of the final form of Subordinated Notes in form and substance approved by the Administrative Agent with such changes thereto as may be acceptable to the Administrative Agent. Notwithstanding anything to the contrary in the First Amendment or the Second Amendment, upon the Limited Waiver Effective Date, the First Amendment and Second Amendment shall be deemed effective in their entirety as of the First Amendment Effective Date and the Second Amendment Effective Date (as defined in the Second Amendment), respectively.

          THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent


                              By: /s/ Matthew Berk
                                 -----------------------------------------
                                  Name:   Matthew Berk
                                  Title:  Authorized Officer


                              FIRST UNION NATIONAL BANK,
                              as Secured Party


                              By: /s/ Matthew Berk
                                 -----------------------------------------
                                  Name:   Matthew Berk
                                  Title:  Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                              By: /s/ John Charles Van Essche
                                 -----------------------------------------
                                  Name:   John Charles Van Essche
                                  Title:  Vice President


                              SUNTRUST BANK, as a Lender


                              By: /s/ Samuel M. Ballesteros
                                 -----------------------------------------
                                  Name:   Samuel M. Ballesteros
                                  Title:  Director


                              FLEET NATIONAL BANK, as a Lender


                              By: /s/ Fred P. Lucy, II
                                 -----------------------------------------
                                  Name:   Fred P. Lucy, II
                                  Title:  Vice President

                              SOUTHTRUST BANK, as a Lender

                              By: /s/ B. E. Dishman
                                 --------------------------------
                                  Name:    B. E. Dishman
                                  Title:   Group Vice President

                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEEBANK BA "RABOBANK
                                 NEDERLAND", NEW YORK BRANCH, as a Lender

                                 By: /s/ James S. Cunningham /s/ John McMahan
                                     -----------------------------------------
                                     Name:  James S. Cunningham   John McMahan
                                     Title: Managing Director     Vice President
                                            Chief Risk Officer


                                 BANK OF AMERICA, N.A., as a Lender

                                 By: /s/ Joseph M. Martens
                                     ---------------------------------------
                                     Name:  Joseph M. Martens
                                     Title: Senior Vice President


                                 AMSOUTH BANK, as a Lender

                                 By: /s/ William R. Hoog
                                     ---------------------------------------
                                     Name:  William R. Hoog
                                     Title: Vice president


                                 HIBERNIA NATIONAL BANK, as a Lender

                                 By: /s/ Tammy Angelety
                                     ---------------------------------------
                                     Name:  Tammy Angelety
                                     Title: Vice President


                                 FIFTH THIRD BANK, CENTRAL OHIO, as a Lender

                                 By: /s/ Mark Ransom
                                     ---------------------------------------
                                     Name:  Mark Ransom
                                     Title: Vice President

                              BORROWER:

                              HEALTHPLAN SERVICES CORPORATION, as Borrower

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President & Chief Executive Officer


                              OTHER CREDIT PARTIES:


                              HEALTHPLAN SERVICES, INC.

                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President


                              PLANVISTA SOLUTIONS, INC. (f/k/a
                              NATIONAL PREFERRED PROVIDER NETWORK, INC.)


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                              NATIONAL NETWORK SERVICES, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer

                              QUALITY MEDICAL ADMINISTRATORS, INC.


                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Secretary and Treasurer


                              AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.


                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Executive Vice President & Secretary


                              HPS OF DELAWARE LLC (f/k/a CENTRA HEALTHPLAN LLC)


                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: President


                              HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE BENEFIT SERVICES, INC.)


                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: President

                              GROUP BENEFIT ADMINISTRATORS INSURANCE AGENCY,
                              INC.


                              By:  /s/ Phillip S. Dingle
                                   -------------------------------------------
                                   Name:  Phillip S. Dingle
                                   Title: Clerk

                              HEALTHPLAN SERVICES INSURANCE AGENCY, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Clerk


                              HEALTHPLAN SERVICES INSURANCE AGENCY OF
                              ILLINOIS, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                              MONTGOMERY MANAGEMENT CORPORATION


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                              PROHEALTH, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President


                              HPS OF MISSOURI, INC. (f/k/a REH
                              AGENCY OF MISSOURI, INC.)


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer

                              SOUTHERN NEVADA ADMINISTRATORS, INC.


                              By: /s/ Phillip S. Dingle
                                  --------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President

                          LIMITED WAIVER AND CONSENT

                            Dated as of May 4, 2001



HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida 33607
Attention: Phillip S. Dingle, President & Chief Operating Officer

Ladies and Gentlemen:

          Reference is made to: (i) that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"); and (ii) that certain Security and Second Amended and Restated Pledge Agreement dated as of June 8, 2000 (as heretofore amended, modified, restated or supplemented from time to time, the "Security and Pledge Agreement"), among the Borrower, the Subsidiary Guarantors party thereto and First Union, as administrative agent for and representative of (in such capacity, the "Secured Party") the Lenders. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement or the Security and Pledge Agreement, as applicable.

          The Borrower has informed the Administrative Agent and Lenders that the Borrower, as sole stockholder of HPSI, and the following wholly owned subsidiaries of HPSI, American Benefit Plan Administrators, a California corporation ("ABPA"), Southern Nevada Administrators, Inc., a Nevada corporation ("SNA"), Montgomery Management Corporation, a Pennsylvania corporation ("MMC"), ProHealth, Inc., a Delaware corporation ("PHI"), HealthPlan Services Insurance Agency of Illinois, Inc., an Illinois corporation ("HPSIA Ill"), Group Benefit Administrators Insurance Agency, Inc., a Massachusetts corporation ("GBAIA"), and HealthPlan Services Insurance Agency, Inc., a Massachusetts corporation ("HPSIA" and together with HPSI, MMC, ABPA, SNA, PHI, GBAIA and HPSIA Ill., the "Companies"), have entered into a Stock Purchase Agreement dated as of April 1, 2001 (as amended, restated or supplemented from time to time, the "Stock Purchase Agreement") with HealthPlan Holdings, Inc., a Delaware corporation as purchaser ("Purchaser"), pursuant to which the Borrower has agreed to sell to Purchaser all of the issued and outstanding shares of capital stock of HPSI (the "Subject Assets"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 8.2(a) and 10.6 of the Credit Agreement to the extent necessary to permit the sale of the Subject Assets (the "Subject Asset Sale") and consent to the release of the Liens created by the Security and Pledge Agreement on the Subject Assets pursuant to the terms thereof.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Subject Asset Sale pursuant to the terms of the Stock Purchase Agreement; provided that on or prior to the consummation of the
                          --------
Subject Asset Sale, the Administrative Agent shall have received (i) an Officer's Certificate dated as of the date of the Closing under the Stock Purchase Agreement, duly executed by HPSI certifying evidence satisfactory to the Administrative Agent that HPSI has contributed the capital stock of each of HPS of Louisiana, Inc. (f/k/a Employee Benefit Services, Inc.) and HPS of Missouri, Inc. (f/k/a REH Agency of Missouri, Inc.) and the membership interests of HPS of Delaware LLC (f/k/a Centra HealthPlan LLC) to the Borrower, (ii) new certificates (which certificates shall be accompanied by irrevocable undated stock powers duly endorsed in blank and otherwise satisfactory in form and substance to the Administrative Agent) representing or evidencing the capital stock of HPS of Louisiana, Inc. and HPS of Missouri, Inc. and the membership interests of HPS of Delaware LLC, it being understood that concurrently with the delivery of such new certificates and instruments, the Administrative Agent is hereby authorized by the Required Lenders to return for cancellation the existing certificates representing or evidencing the capital stock or membership interests, as the case may be, of the foregoing entities and any Irrevocable Stock Power executed by HPSI in respect of such certificates and previously delivered to the Administrative Agent and (iii) a Pledge Supplement duly executed by the Borrower with respect to the capital stock of each of HPS of Louisiana, Inc. and HPS of Missouri, Inc. and the membership interests of HPS of Delaware LLC; and provided further that none of the conditions precedent to the
                  --------
Borrower's obligation to close the Subject Asset Sale as described in Section
6.1 of the Stock Purchase Agreement shall have been waived by the Borrower except as agreed upon by the Administrative Agent in its sole discretion.

          Required Lenders hereby authorize the Administrative Agent to, (a) upon receipt of an Officer's Certificate from the Borrower by the Administrative Agent pursuant to Section 20(b) of the Security and Pledge Agreement in respect of the Subject Assets, at the Borrower's sole cost and expense and so long as Secured Party has no reason to believe that such Officer's Certificate is not true and correct, execute and deliver such releases of its security interest in and Liens on such Collateral which constitutes the Subject Assets as may be reasonably requested by the Borrower in connection with the Subject Asset Sale, including, without limitation, any UCC-3 termination statements and other full or partial release instruments, as applicable and (b) upon consummation of the Subject Asset Sale in accordance with the Stock Purchase Agreement and the provisions of this Limited Waiver and Consent, deliver to the Borrower the certificates representing all of the capital stock of each of the Companies pledged pursuant to the Security and Pledge Agreement, including any Irrevocable Stock Powers executed by the Borrower or HPSI, as the case may be, in respect of such certificates and previously delivered to the Administrative Agent.

          Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Subject Asset Sale has not been consummated on or before June 15, 2001.

          Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement, Security and Pledge Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 8.2(a) and 10.6 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 8.2(a) or 10.6 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement, the Security and Pledge Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, Security and Pledge Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, Security and Pledge Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

          Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement, Security and Pledge Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and (iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Consent shall become effective as of the date hereof (the "Limited Waiver Effective Date") upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by the Administrative Agent of the final form of the Stock Purchase Agreement which shall be in form and substance approved by the Administrative Agent with such changes thereto as may be acceptable to the Administrative Agent, (iii) receipt by the Administrative Agent of that certain Letter of Credit No. S165884 issued by First Union for the account of The New England Life Insurance Co. in the current outstanding amount of $6,000,000, which Letter of Credit shall be returned to the Administrative Agent undrawn in its entirety or if drawn upon the Administrative Agent shall have received a cash payment equal to any amount drawn on such Letter of Credit and (iv) receipt by the Administrative Agent of (A) an Officer's Certificate duly executed by the Borrower and dated as of the first day following the Closing under the Stock Purchase Agreement, in form and substance satisfactory to the Administrative Agent, certifying that the representations and warranties of the Credit Parties contained in Section 6.1(b) are true, correct and complete in all material respects as of such date and attached thereto is a true, correct and complete copy of Schedule 6.19(b) to the Credit Agreement as of such date, and (B) such other documents, agreements and instruments as the Administrative Agent may reasonably require.

          THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent


                              By: /s/ Matthew Berk
                                 -----------------------------------------
                                  Name:   Matthew Berk
                                  Title:  Authorized Officer


                              FIRST UNION NATIONAL BANK,
                              as Secured Party


                              By: /s/ Matthew Berk
                                 -----------------------------------------
                                  Name:   Matthew Berk
                                  Title:  Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                              By: /s/ John Charles Van Essche
                                 -----------------------------------------
                                  Name:   John Charles Van Essche
                                  Title:  Vice President

                              SUNTRUST BANK, as a Lender


                              By: /s/ Samuel M. Ballesteros
                                 -----------------------------------------
                                  Name:   Samuel M. Ballesteros
                                  Title:  Director


                              FLEET NATIONAL BANK, as a Lender


                              By: /s/ Fred P. Lucy, II
                                 -----------------------------------------
                                  Name:   Fred P. Lucy, II
                                  Title:  Vice President

                              SOUTHTRUST BANK, as a Lender

                              By: /s/ B. E. Dishman
                                 ------------------------------
                                  Name:   B. E. Dishman
                                  Title:  Group Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a
                              Lender



                              By: /s/ James S. Cunningham
                                 ----------------------------------------
                                  Name:    James S. Cunningham
                                  Title:   Managing Director
                                           Chief Risk Officer


                              By: /s/ John McMahan
                                 ----------------------------------------
                                  Name:    John McMahan
                                  Title:   Vice President



                              BANK OF AMERICA, N.A., as a Lender


                              By: /s/ Joseph M. Martens
                                 ----------------------------------------
                                  Name:    Joseph M. Martens
                                  Title:   Senior Vice President


                              AMSOUTH BANK, as a Lender


                              By: /s/ William R. Hoog
                                 ----------------------------------------
                                  Name:    William R. Hoog
                                  Title:   Vice president


                              HIBERNIA NATIONAL BANK, as a Lender


                              By: /s/ Tammy Angelety
                                 ----------------------------------------
                                  Name:    Tammy Angelety
                                  Title:   Vice President


                              FIFTH THIRD BANK, CENTRAL OHIO, as a Lender


                              By: /s/ Mark Ransom
                                 ----------------------------------------
                                  Name:    Mark Ransom
                                  Title:   Vice President

                              BORROWER:

                              HEALTHPLAN SERVICES CORPORATION, as Borrower


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   President & Chief Executive Officer


                              OTHER CREDIT PARTIES:


                              HEALTHPLAN SERVICES, INC.


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   President


                              PLANVISTA SOLUTIONS, INC. (f/k/a
                              NATIONAL PREFERRED PROVIDER
                              NETWORK, INC.)



                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   Secretary and Treasurer


                              NATIONAL NETWORK SERVICES, INC.


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   Secretary and Treasurer

                            QUALITY MEDICAL ADMINISTRATORS, INC.


                            By: /s/ Phillip S. Dingle
                               ---------------------------------------------
                                Name:   Phillip S. Dingle
                                Title:  Secretary and Treasurer


                            AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.


                            By: /s/ Phillip S. Dingle
                               ---------------------------------------------
                                Name:   Phillip S. Dingle
                                Title:  Executive Vice President & Secretary


                            HPS OF DELAWARE LLC (f/k/a CENTRA HEALTHPLAN LLC)


                            By: /s/ Phillip S. Dingle
                               ---------------------------------------------
                                Name:   Phillip S. Dingle
                                Title:  President


                            HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE BENEFIT SERVICES, INC.)


                            By: /s/ Phillip S. Dingle
                               ---------------------------------------------
                                Name:   Phillip S. Dingle
                                Title:  President


                            GROUP BENEFIT ADMINISTRATORS INSURANCE AGENCY, INC.


                            By: /s/ Phillip S. Dingle
                               ---------------------------------------------
                                Name:   Phillip S. Dingle
                                Title:  Clerk

                              HEALTHPLAN SERVICES INSURANCE AGENCY, INC.


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   Clerk


                              HEALTHPLAN SERVICES INSURANCE
                              AGENCY OF ILLINOIS, INC.


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   Secretary and Treasurer


                              MONTGOMERY MANAGEMENT CORPORATION


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   Secretary and Treasurer


                              PROHEALTH, INC.


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   President


                              HPS OF MISSOURI, INC. (f/k/a REH AGENCY OF
                              MISSOURI, INC.)


                              By: /s/ Phillip S. Dingle
                                 ----------------------------------------
                                  Name:    Phillip S. Dingle
                                  Title:   Secretary and Treasurer

                            SOUTHERN NEVADA ADMINISTRATORS, INC.



                            By: /s/ Phillip S. Dingle
                               --------------------------------------
                                Name:   Phillip S. Dingle
                                Title:  President

                         LIMITED WAIVER AND EXTENSION

                           Dated as of June 15, 2001


PlanVista Corporation
3501 Frontage Road
Tampa, Florida 33607
Attention: Phillip S. Dingle, President & Chief Executive Officer

Ladies and Gentlemen:

          Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (n/k/a PlanVista Corporation) (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001 (the "First Amendment"), the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001, the Limited Waiver and Consent thereto dated as of May 4, 2001 (the "May Limited Waiver") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          The Borrower has requested that Required Lenders: (i) waive any Default or Event of Default which may have occurred under Section 11.1(b) of the Credit Agreement as a result of the Borrower's failure to make the payments required by Section 2.3(b)(iii)(I) of the Credit Agreement; (ii) waive the requirement set forth in the May Limited Waiver as a condition to its effectiveness that the Administrative Agent receive that certain Letter of Credit No. S165884 issued by First Union for the account of The New England Life Insurance Co. in the current outstanding amount of $6,000,000 (the "TNE Letter of Credit"), (iii) waive the restrictions contained in Sections 10.1 and 10.3 of the Credit Agreement and reaffirm their consent under the May Limited Waiver to waive the restrictions contained in Sections 8.2(a) and 10.6, in each case to the extent necessary to permit the Borrower to consummate the Subject Asset Sale (as defined in the May Limited Waiver); (iv) waive the Reimbursement Obligation of the Borrower pursuant to Section 3.5 of the Credit Agreement solely with respect to any drawing under the TNE Letter of Credit or the Ron Davi Letters of Credit; (v) extend the June 15, 2001 date set forth in the first full paragraph on page 3 of the May Limited Waiver to June 20, 2001; and (vi) extend the June 30, 2001 date set forth in Section 2.D of the First Amendment to August 31, 2001.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive any Default or Event of Default which may have occurred or be continuing under Section 11.1(b) of the Credit Agreement solely as a result of the Borrower's failure to make a mandatory prepayment of the Loans of tax refunds received for the Fiscal Year 2000 as required by Section 2.3(b)(iii)(I) of the Credit Agreement.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with the requirement set forth in the May Limited Waiver as a condition to its effectiveness that the Administrative Agent shall have received the TNE Letter of Credit, which Letter of Credit is required thereby to be returned to the Administrative Agent undrawn in its entirety or if drawn upon the Administrative Agent is required to receive a cash payment equal to any amount drawn on such Letter of Credit (the "TNE Requirement").

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 10.1 and 10.3 of the Credit Agreement to permit the Borrower to (i) incur Indebtedness on the terms of that certain 6% Subordinated Secured Convertible Note to be made by the Borrower in favor of the Purchaser (as defined in the May Limited Waiver) in the aggregate principal amount of $5,000,000 (the "Subordinated Note") and (ii) grant Liens on the terms of the Subordinated Note, that certain Subordination Agreement by and between First Union, as Administrative Agent and Lender, and the Purchaser, and that certain Security and Pledge Agreement among the Borrower, the Subsidiaries of the Borrower and the Purchaser, in each case in connection with the Subject Asset Sale and solely to the extent necessary to permit the Borrower to consummate the Subject Asset Sale pursuant to the terms of the Stock Purchase Agreement (as defined in the May Limited Waiver), as amended. The undersigned Required Lenders hereby reaffirm their consent to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Subject Asset Sale pursuant to the terms of the Stock Purchase Agreement, as amended; provided that each of the conditions set forth in the
                       --------
first full paragraph on page 2 of the May Limited Waiver are met.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with the Reimbursement Obligation of the Borrower set forth in Section 3.5 of the Credit Agreement solely with respect to any drawing under the TNE Letter of Credit or the Ron Davi Letters of Credit.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to extend: (i) the June 15, 2001 date set forth in the first full paragraph on page 3 of the May Limited Waiver to June 20, 2001 and (ii) the June 30, 2001 date set forth in Section 2.D of the First Amendment to August 31, 2001.

          In order to induce the Required Lenders to enter into this Limited Waiver and Extension, the Borrower agrees as follows: (i) to pay to the Administrative Agent for the benefit of Lenders a waiver fee ("Waiver Fee") in the amount of $172,500 which Waiver Fee shall be payable in cash on the earlier of (x) the Final Maturity Date and
(y) the date on which the Loans have been repaid in full, the Revolving Loan Commitments terminated, all outstanding Letters of Credit replaced or cash collateralized and all other Obligations then due and owing paid in full. For the avoidance of doubt, this Limited Waiver and Extension shall be deemed a Loan Document and any failure by the Borrower to comply with any term, covenant or condition hereof shall constitute an immediate Event of Default.

          Except as expressly provided in this Limited Waiver and Extension, the Credit Agreement, the May Limited Waiver and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(b)(iii)(I), 3.5, 10.6 and 11.1(b) of the Credit Agreement and the TNE Requirement of the May Limited Waiver in manner and to the extent described above and nothing in this Limited Waiver and Extension shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(b)(iii)(I), 3.5, 10.6 and 11.1(b) of the Credit Agreement or the May Limited Waiver in any other instance or (ii) any other term or condition of the Credit Agreement, the May Limited Waiver or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, the May Limited Waiver or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the May Limited Waiver or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

          Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Extension and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Extension, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that: (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing; (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Extension; and (iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Extension, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          This Limited Waiver and Extension may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Extension shall become effective as of the date hereof upon the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

          THIS LIMITED WAIVER AND EXTENSION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Extension to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   FIRST UNION NATIONAL BANK,
                                   as a Lender and as Administrative Agent


                                   By: /s/ Matthew Berk
                                       --------------------------------------
                                       Name:  Matthew Berk
                                       Title: Authorized Officer


                                   CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                                   By: /s/ John Charles Van Essche
                                       --------------------------------------
                                       Name:  John Charles Van Essche
                                       Title: Vice President


                                   SUNTRUST BANK, as a Lender


                                   By: /s/ Samuel M. Ballesteros
                                       --------------------------------------
                                       Name:  Samuel M. Ballesteros
                                       Title: Director


                                   FLEET NATIONAL BANK, as a Lender


                                   By: /s/ Fred P. Lucy, II
                                       --------------------------------------
                                       Name:  Fred P. Lucy, II
                                       Title: Vice President


                                   SOUTHTRUST BANK, as a Lender


                                   By: /s/ B. E. Dishman
                                       --------------------------------------
                                       Name:  B. E. Dishman
                                       Title: Group Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK NEDERLAND",
                              NEW YORK BRANCH, as a Lender

                              By: /s/ James S. Cunningham  /s/ John McMahan
                                  -----------------------------------------
                                  Name:  James S. Cunningham  John McMahan
                                  Title: Managing Director    Vice President
                                         Chief Risk Officer

                              BANK OF AMERICA, N.A., as a Lender

                              By: /s/ Joseph M. Martens
                                  ------------------------------------------
                                  Name:  Joseph M. Martens
                                  Title: Senior Vice President


                              AMSOUTH BANK, as a Lender

                              By: /s/ William R. Hoog
                                  ------------------------------------------
                                  Name:  William R. Hoog
                                  Title: Vice President


                              HIBERNIA NATIONAL BANK, as a Lender


                              By: /s/ Tammy Angelety
                                  ------------------------------------------
                                  Name:  Tammy Angelety
                                  Title: Vice President


                              FIFTH THIRD BANK, CENTRAL OHIO, as a Lender


                              By: /s/ Mark Ransom
                                  ------------------------------------------
                                  Name:  Mark Ransom
                                  Title: Vice President

                         BORROWER:


                         PLANVISTA CORPORATION, as Borrower


                         By: /s/ Phillip S. Dingle
                             ----------------------------------------------
                             Phillip S. Dingle
                             Chairman and Chief Executive Officer


                         OTHER CREDIT PARTIES:


                         HEALTHPLAN SERVICES, INC.


                         By: /s/ Phillip S. Dingle
                             ----------------------------------------------
                             Name:  Phillip S. Dingle
                             Title: President

                         PLANVISTA SOLUTIONS, INC. (f/k/a NATIONAL PREFERRED PROVIDER NETWORK, INC.)


                         By: /s/ Phillip S. Dingle
                             ----------------------------------------------
                             Name:  Phillip S. Dingle
                             Title: Secretary and Treasurer

                         NATIONAL NETWORK SERVICES, INC.


                         By: /s/ Phillip S. Dingle
                             ----------------------------------------------
                             Name:  Phillip S. Dingle
                             Title: Secretary and Treasurer

                                   QUALITY MEDICAL ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Secretary and Treasurer

                                   AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Executive Vice President &
                                              Secretary

                                   HPS OF DELAWARE LLC (f/k/a CENTRA
                                   HEALTHPLAN LLC)


                                   By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President

                                   HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                   BENEFIT SERVICES, INC.)


                                   By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President


                                   GROUP BENEFIT ADMINISTRATORS INSURANCE
                                   AGENCY, INC.


                                   By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: Clerk

                              HEALTHPLAN SERVICES INSURANCE AGENCY, INC.


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Clerk


                              HEALTHPLAN SERVICES INSURANCE AGENCY OF ILLINOIS, INC.


                              By:  /s/ Phillip S. Dingle
                                  ----------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                              MONTGOMERY MANAGEMENT CORPORATION


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer


                              PROHEALTH, INC.

                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: President


                              HPS OF MISSOURI, INC. (f/k/a REH AGENCY OF
                              MISSOURI, INC.)


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------------
                                  Name:  Phillip S. Dingle
                                  Title: Secretary and Treasurer

                                   SOUTHERN NEVADA ADMINISTRATORS, INC.


                                   By: /s/ Phillip S. Dingle
                                       -----------------------------------------
                                       Name:  Phillip S. Dingle
                                       Title: President

                             PLANVISTA CORPORATION

                      THIRD AMENDMENT AND LIMITED WAIVER

          THIS THIRD AMENDMENT AND LIMITED WAIVER to the Credit Agreement referred to below (this "Amendment"), is dated as of the 2nd day of July, 2001, by and among PLANVISTA CORPORATION (f/k/a HEALTHPLAN SERVICES CORPORATION), a Delaware corporation (the "Borrower"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as administrative agent (the "Administrative Agent"), and, for purposes of Sections 5 and 6 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 by and among the Borrower, the Lenders and the Administrative Agent (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent dated as of March 29, 2001, the Second Amendment and Limited Waiver and Consent dated as of April 16, 2001, the Limited Waiver and Consent dated as of April 30, 2001, the Limited Waiver and Consent dated as of May 4, 2001, the Limited Waiver and Extension dated as of June 15, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Borrower has requested that Lenders (i) waive compliance with the provisions of Section 2.3(a) of the Credit Agreement solely with respect to the scheduled payments of principal on the Term Loans due June 30, 2001 and July 31, 2001, and (ii) waive compliance with Section 2.3(b)(iii)(C) of the Credit Agreement solely to permit the Borrower to retain Net Securities Proceeds in an aggregate amount not to exceed $3,300,000, provided that such Net
                                                          --------
Securities Proceeds are used solely to pay obligations assumed by Borrower in connection with the closing of that certain Stock Purchase Agreement by and between the Borrower and HealthPlan Holdings, Inc., dated as of April 1, 2001, as amended on June 18, 2001 (the "Stock Purchase Agreement"); and

          WHEREAS, the Administrative Agent and Lenders have agreed to make certain amendments to and waive certain requirements of the Credit Agreement, but only on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree pursuant to Section 13.12 of the Credit Agreement as follows:

                                  SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

          On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, the Administrative Agent and Lenders hereby agree as follows:

          A.   Amendments to Section 1.1.
               -------------------------

                    (1) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin" and "Carry Over Amount" appearing therein in their entirety.

                    (2) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions therein in alphabetical order:

          'Fiscal Month' means any fiscal month of any Fiscal Year.
           ------------

          'Third Amendment' means that certain Third Amendment to the Second
           ---------------
     Amended and Restated Credit Agreement dated as of July 2, 2001 by and among the Borrower, the Lenders and the Administrative Agent.

          'Third Amendment Effective Date' means the Third Amendment Effective
           ------------------------------
     Date as defined in the Third Amendment."

          B.   Amendments to Section 4.
               -----------------------

                    (3) Sections 4.1(a) and (b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

          "SECTION 4.1.     Interest.
                            --------

          (a)  Interest Rate.  From and after the Third Amendment Effective
               -------------
     Date, subject to the provisions of Sections 4.1(c) and 4.1(e), the aggregate principal balance of the Notes or any portion thereof shall bear interest at a rate per annum equal to the Base Rate plus four percentage
                                                         ----
     points (4%).

          (b)  Reserved."
               --------

          B.   Amendment to Section 7.  Section 7.1 of the Credit Agreement is
               ----------------------
hereby amended by (i) re-lettering paragraphs (a), (b), (c), (d) and (e) as paragraphs (b), (c), (d) and (e) and new paragraph (f) and (ii) inserting a new paragraph (a) thereto as follows:

          "(a) Weekly Statements.  As soon as practicable and in any event no
               -----------------
     later than Wednesday of each calendar week, an Adjusted Budget as of the Friday of the calendar week immediately preceding such Wednesday."

          C.   Amendments to Section 9.
               -----------------------

               (1) Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 9.1  Minimum Total Receipts.  Permit Total Receipts as of the
                        ----------------------
     last day of each calendar week for the four week period then ended to be less than ninety percent (90%) of the Total Receipts set forth in the Adjusted Budget for such four (4) week period."

               (2) Section 9.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "SECTION 9.4  Capital Expenditures.  Make or incur any Capital
                        ---------------------
     Expenditures in any Fiscal Month commencing with the Fiscal Month of June of the Fiscal Year 2001 in an aggregate amount in excess of $10,000; provided that to the extent that Capital Expenditures permitted for any
     --------
     such Fiscal Month exceed actual Capital Expenditures for such Fiscal Month, the excess shall be permitted to be carried over to the immediately succeeding Fiscal Month."

                                  SECTION 2.
        LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT; CONDITIONS
                                 TO AMENDMENT

          A.   Certain Scheduled Payments of Principal on Term Loans. On the
               -----------------------------------------------------
basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders hereby agree to waive compliance with Section 2.3(a) of the Credit Agreement solely with respect to the scheduled payments of principal on the Term Loans due June 30, 2001 and July 31, 2001; provided that such scheduled payments
                                           --------
and all other outstanding Obligations shall be paid in full no later than the Final Maturity Date.

          B.   Certain Mandatory Prepayments Due to Issuance of Equity or Debt
               ---------------------------------------------------------------
Securities.  On the basis of the representations and warranties contained in
----------
this Amendment, and subject to the terms and conditions of this Amendment, the Administrative Agent and Required Lenders hereby agree to waive compliance with
Section 2.3(b)(iii)(C) of the Credit Agreement solely with respect to the mandatory prepayment of the Loans from Net Securities Proceeds in an amount not to exceed $3,300,000; provided that on the date of receipt of such Net
                      --------
Securities Proceeds the Borrower shall apply such proceeds to pay obligations assumed by Borrower in connection with the closing of the Stock Purchase Agreement.

                                  SECTION 3.
                             LIMITATION OF WAIVER

          Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Without limiting the generality of the provisions of Section
13.12 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(a) and 2.3(b)(iii)(C) of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed to:

          (a) constitute a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(a) and 2.3(b)(iii)(C) of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement or any other Loan Document;

          (b) prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents;

          (c) constitute a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or

          (d) constitute a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

                                  SECTION 4.
                        REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:

          A.   Authorization; Binding Obligations.  Each Credit Party has all
               ----------------------------------
requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Third Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          B.   Incorporation of Representations. Each representation and
               --------------------------------
warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of the Third Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

          C.   Absence of Defaults. No event has occurred and is continuing or
               -------------------
would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

          D.   Financial Projections.  All financial projections concerning the
               ---------------------
Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          E.   Performance. The Borrower has performed in all material respects
               -----------
all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                  SECTION 5.
                   RELEASE AND DISCHARGE OF CLAIMS OF ACTION

          TO INDUCE THE ADMINISTRATIVE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, THE BORROWER AND EACH OTHER CREDIT PARTY ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES AND AFFILIATES EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THE BORROWER OR ANY OTHER CREDIT PARTY NOW HAS OR EVER HAD AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE THIRD AMENDMENT EFFECTIVE DATE.

                                  SECTION 6.
                 ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

          The Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. The Borrower and each other Credit Party executing a counterpart hereof represent and warrant that all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that the Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.

                                  SECTION 7.
           FEES; REGISTRATION RIGHTS; RETENTION OF INVESTMENT BANKER

          A.   Fees. In consideration for the execution and delivery of this
               ----
Amendment, the Borrower agrees to deliver to the Administrative Agent, for the ratable benefit of the Lenders, an aggregate amount of 75,000 shares of common stock of the Borrower held in treasury (the "Fee Shares"), which Fee Shares shall be subject to the Registration Rights Agreement (described below). By no later than July 11, 2001, Borrower shall have delivered to the Administrative Agent certificates evidencing the Fee Shares.

          B.   Registration Rights Agreement. By no later than July 11, 2001,
               -----------------------------
the Borrower shall have executed and delivered to the Administrative Agent and the Lenders a registration rights agreement with respect to the Fee Shares in form and substance acceptable to the Administrative Agent.

          C.   Retention of Investment Banker.  The Borrower shall retain the
               ------------------------------
services of an investment banker reasonably acceptable to the Administrative Agent and the Lenders to pursue a sale of all or substantially all of the assets or capital stock of the Borrower or its Subsidiaries. The Administrative Agent shall receive an executed copy of the engagement letter with such investment banker by August 1, 2001, which engagement letter shall, among other things, provide that such investment banker shall be authorized to report to the Administrative Agent as soon as practicable and in any event no later than Friday of each calendar week commencing with the calendar week of August 6, 2001 regarding the status of the sale.

                                  SECTION 8.
                          CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") only upon receipt of the following by the Administrative Agent:

          (a) counterparts hereof duly executed by each Credit Party and the Lenders and written or telephonic notification of such execution and authorization of delivery thereof;

          (b) a duly authorized resolution of Borrower's board of directors authorizing (i) the issuance and sale of up to 710,000 shares of the common stock of Borrower held in treasury and (ii) to the extent necessary to raise funds and pay the obligations assumed by the Borrower in connection with the closing of the Stock Purchase Agreement, the issuance and sale of up to an additional 750,000 shares of common stock of the Borrower;

          (c) the Borrower shall have retained the services of Bill Runge of Arthur Andersen (together with such other professionals from Arthur Andersen as may be necessary from time to time) who shall be responsible for the cash management of the Borrower, receivables tracking and collections and such other duties as may be agreed upon by the Borrower and the Administrative Agent and, the Administrative Agent shall have received an executed copy of the engagement letter with Arthur Andersen in form, substance and scope reasonably acceptable to the Administrative Agent.

                                  SECTION 9.
                                 MISCELLANEOUS

          A.   Effect of Amendment. Except as specifically provided herein, this
               -------------------
Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

          On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

          B.   Fees and Expenses. The Borrower acknowledges that all costs, fees
               -----------------
and expenses as described in Section 13.2 of the Credit Agreement incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, shall be for the account of the Borrower.

          C.   Headings. Section and subsection headings in this Amendment are
               --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               --------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E.   Counterparts. This Amendment may be executed in any number of
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              FIRST UNION NATIONAL BANK,
                              as a Lender and as Administrative Agent


                              By: /s/ Matthew Berk
                                 -------------------------------------
                                  Name:   Matthew Berk
                                  Title:  Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                              By: /s/ John Charles Van Essche
                                 -------------------------------------
                                  Name:   John Charles Van Essche
                                  Title:  Vice President


                              SUNTRUST BANK, as a Lender


                              By: /s/ Samuel M. Ballesteros
                                 -------------------------------------
                                  Name:   Samuel M. Ballesteros
                                  Title:  Director


                              FLEET NATIONAL BANK, as a Lender


                              By: /s/ Fred P. Lucy, II
                                 -------------------------------------
                                  Name:   Fred P. Lucy, II
                                  Title:  Vice President


                              SOUTHTRUST BANK, as a Lender


                              By: /s/ B. E. Dishman
                                 -------------------------------------
                                  Name:   B. E. Dishman
                                  Title:  Group Vice President

                                  Exhibit C-1

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a Lender


                              By: /s/ James S. Cunningham /s/ John McMahan
                                 -------------------------------------------
                                  Name:  James S. Cunningham  John McMahan
                                  Title: Managing Director    Vice President
                                         Chief Risk Officer


                              BANK OF AMERICA, N.A., as a Lender


                              By: /s/ Joseph M. Martens
                                 ----------------------------------------
                                  Name:  Joseph M. Martens
                                  Title: Senior Vice President


                              AMSOUTH BANK, as a Lender


                              By: /s/ William R. Hoog
                                 ----------------------------------------
                                  Name:  William R. Hoog
                                  Title: Vice President


                              HIBERNIA NATIONAL BANK, as a Lender


                              By: /s/ Tammy Angelety
                                 ----------------------------------------
                                  Name:  Tammy Angelety
                                  Title: Vice President


                              FIFTH THIRD BANK, CENTRAL OHIO, as a Lender


                              By: /s/ Mark Ransom
                                 ----------------------------------------
                                  Name:  Mark Ransom
                                  Title: Vice President

                              BORROWER:


                              PLANVISTA CORPORATION, as Borrower


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                  Phillip S. Dingle
                                  Chairman and Chief Executive Officer


                              OTHER CREDIT PARTIES:

                              PLANVISTA SOLUTIONS, INC. (f/k/a NATIONAL
                              PREFERRED PROVIDER NETWORK, INC.)


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                  Phillip S. Dingle
                                  Chief Executive Officer


                              NATIONAL NETWORK SERVICES, INC.


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                  Phillip S. Dingle
                                  Secretary and Treasurer


                              QUALITY MEDICAL ADMINISTRATORS, INC.


                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                  Phillip S. Dingle
                                  Secretary and Treasurer


                              HPS OF DELAWARE LLC (f/k/a CENTRA HEALTHPLAN LLC)



                              By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                  Phillip S. Dingle
                                  Title:

                               HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE BENEFIT SERVICES, INC.)


                               By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                   Phillip S. Dingle
                                   President


                               HPS OF MISSOURI, INC. (f/k/a REH AGENCY OF
                               MISSOURI, INC.)


                               By: /s/ Phillip S. Dingle
                                  ----------------------------------------
                                   Phillip S. Dingle
                                   Secretary and Treasurer